UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2004

eFunds Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Gainey Center II, Suite 300, 8501 North Scottsdale Road, Scottsdale, Arizona	85253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-629-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit 99.1

Item 1.01 Entry into a Material Definitive Agreement

     On September 20, 2004, eFunds Corporation, a Delaware corporation (“eFunds”) (NYSE: EFD) and its subsidiary, eFunds (Canada) Corporation, a Nova Scotia unlimited liability company (“eFunds (Canada)”), entered into a Purchase Agreement (the “Agreement”) with TRM Corporation, an Oregon corporation (“TRM”) (NYSE: TRMM) and its subsidiaries, TRM ATM Corporation, an Oregon corporation (“TRM ATM”) and TRM (Canada) Corporation, a Canadian corporation (“TRM (Canada)”). Pursuant to the Agreement, at the closing, (i) TRM ATM will purchase from eFunds all of the membership interests in Access Cash International L.L.C., a Delaware limited liability company (the “Membership Interests”) which after certain restructuring transactions will own substantially all of eFunds’ business of operating ATMs in the United States and (ii) TRM (Canada) will purchase from eFunds (Canada) substantially all of the assets constituting eFunds’ business of operating ATMs in Canada (the “ATM Assets”).

     The cash purchase price to be paid for the Membership Interests and the ATM Assets is $150,000,000, subject to working capital and related adjustments. TRM intends to fund the purchase price primarily through syndicated loan financing underwritten by Banc of America Securities LLC (the “debt financing”).

     The closing is subject to customary closing conditions, including the receipt of proceeds under the debt financing and regulatory approvals. The transaction is expected to close during the fourth quarter of 2004.

     In connection with the execution of the Agreement, eFunds has entered into a Master Services Agreement with TRM ATM (the “Master Services Agreement”) that is to become effective upon closing under the Agreement. Pursuant to the Master Services Agreement, eFunds will provide processing and management services to TRM’s ATM portfolio for a period of five years. Amounts received by eFunds that exceed the recorded book value of the Membership Interests and ATM Assets will be deferred and recognized as revenues over the term of the Master Services Agreement.

     eFunds and its affiliates have no material relationship with TRM and its affiliates, other than pursuant to the Agreement and the Master Services Agreement.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description	Method of Filing
99.1	Press Release, dated September 20, 2004	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation (Registrant)
Date: September 23, 2004	/s/ Thomas S. Liston
Chief Financial Officer
(Principal Executive Officer)